UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

HELIOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On April 20, 2020, the Board of Directors (the “Board”) of Helios Technologies, Inc. (the “Company” or “Helios”) adopted a new form of indemnification agreement (the “Indemnification Agreement”) to be entered into between the Company and each of its directors and officers.

The Indemnification Agreement requires the Company to indemnify each director and officer against certain liabilities that may arise by reason of the individual’s status as a director and/or officer of the Company, to advance expenses incurred as a result of a proceeding as to which the individual may be indemnified and to cover such individual under any directors’ and officers’ liability insurance policy the Company chooses to maintain. The Indemnification Agreement is intended to provide indemnification rights in addition to any other rights the directors and officers may have under Florida law and the Company’s Amended and Restated Articles of Incorporation and Second Amended and Restated Bylaws.

The Board adopted the Indemnification Agreement, among other things, to reflect recent changes to the Florida Business Corporation Act.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2020, Helios announced that its Board appointed Ms. Laura D. Brown, Mr. Cariappa (Cary) M. Chenanda and Mr. Gregory C. Yadley to the Board, effective April 20, 2020. Ms. Brown and Mr. Chenanda will serve as members of the class of directors whose term will expire at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Mr. Yadley will serve as a member of the class of directors whose term will expire at the 2021 Annual Meeting of Shareholders. The Board appointed Ms. Brown to serve on the Audit Committee and Compensation Committee of the Board, Mr. Chenanda to serve on the Compensation Committee and Governance and Nominating Committee of the Board, and Mr. Yadley to serve on the Governance and Nominating Committee of the Board. The new directors will be paid in accordance with the Company’s director compensation program described in the “Director Compensation” section of the Company’s proxy statement that was filed with the U.S. Securities and Exchange Commission (“SEC”) on April 26, 2019.

Mr. Yadley is a partner of Shumaker, Loop & Kendrick, LLP. The Company engages Shumaker, Loop & Kendrick, LLP for a variety of legal services. Since the beginning of fiscal 2019 through the date hereof, the Company paid the firm fees of $630,381 for legal services.

In connection with their appointment to the Board, Ms. Brown, Mr. Chenanda and Mr. Yadley will also enter into the Company’s Indemnification Agreement.

Item 8.01Other Events.

On April 23, 2020, the Company announced that its Board has approved the postponement of the Company’s Annual Meeting, from June 5, 2020 to August 6, 2020. The time and location of the Annual Meeting will be set forth in the notice to shareholders.

Due to public health concerns regarding COVID-19 and government-recommended and required limits on gatherings and events, the Board has determined that it would be in the best interest of the shareholders to postpone the Annual Meeting. Helios’s first priority is to protect the health and safety of its stockholders, employees and the community. The Company will continue to monitor developments regarding COVID-19.

Because of the postponement of the Annual Meeting, the Company has reopened the period for the furnishing of shareholder proposals to be included in the 2020 Definitive Proxy Statement on Form DEF 14A (the “Proxy Statement”) under applicable SEC rules, and such period will now expire on May 4, 2020. The deadline for nominations under the Company’s bylaws is now May 4, 2020.

The Company’s shareholders of record as of the close of business on June 1, 2020 will be entitled to notice and to vote at the Annual Meeting.

Helios is relying on the SEC’s Order under Section 36 of the Securities Exchange Act of 1934, as amended, Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Proxy Statement, including the information omitted from the Company’s Annual Report on Form 10-K for the year ended December 28, 2019 pursuant to General Instruction G(3) of the Form 10-K (the “Part III Information”), which it expects to include in the Proxy Statement, due to the circumstances related to the COVID-19 pandemic.  The Company is in the process of working on a remote basis to file the Proxy Statement, including the Part III Information, as quickly as possible. Notwithstanding the foregoing, the Company expects to file the Proxy Statement, including the Part III Information, no later than June 10, 2020 (which is 45 days from the Proxy Statement’s original filing deadline of April 26, 2020).

On April 23, 2020, Helios issued a press release in connection with foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company is supplementing the risk factors previously disclosed in the Company’s Annual report on Form 10-K for the year ended December 28, 2019 with the following risk factor:

We face various risks related to health epidemics, pandemics and similar outbreaks, including the global outbreak of COVID-19.

In recent weeks, the continued spread of COVID-19 has led to disruption and volatility in various aspects of our business.  It is possible that the continued spread of COVID-19 could cause disruption in our supply chain; cause delay, or limit the ability of customers to perform, including in making timely payments to us; impact investment performance; interrupt our employee’s ability to come to work, and cause other unpredictable events.  We continue to work with our stakeholders (including customers, employees, suppliers and local communities) to address responsibly this global pandemic. We continue to monitor the situation, to assess further possible implications to our business, supply chain and customers, and to take actions in an effort to mitigate adverse consequences.  We cannot at this time predict the impact of the COVID-19 pandemic, but it could have a material adverse effect on our business, financial position, results of operations and/or cash flows.

The Company will provide a statement of its financial results for the first quarter of 2020 when the Company issues its earnings release on May 4, 2020.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

10.1	Form of Indemnification Agreement

99.1	Press release dated April 23, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Dated: April 23, 2020	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)